Exhibit 99.1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to such statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entity or person, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date:  February 7, 2019

MIRELF VI REIT INVESTMENTS II, LLC		MIRELF VI REIT

By:	MIRELF VI REIT, its sole and managing member	By:	MIRELF VI (U.S.), LP, its sole shareholder and Trustee

By:	MIRELF VI (U.S.), LP, its sole shareholder and Trustee	By:	Madison International Holdings VI, LLC, its general partner

By:	Madison International Holdings VI, LLC, its general partner	By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
By:	/s/ Ronald M. Dickerman		Managing Member
Ronald M. Dickerman
Managing Member

MIRELF VI (U.S.), LP		Madison International Holdings VI, LLC

By:	Madison International Holdings VI, LLC, its general partner	By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
By:	/s/ Ronald M. Dickerman		Managing Member
Ronald M. Dickerman
Managing Member

Madison International Realty VI, LLC		MIRELF VII Securities REIT

By:	Madison International Realty Holdings, LLC, its managing member	By:	MIRELF VII (U.S. Listed Securities), LP, its sole shareholder and Trustee

By:	/s/ Ronald M. Dickerman	By:	Madison International Holdings VII, LLC, its general partner
Ronald M. Dickerman
	Managing Member	By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member

MIRELF VII (U.S. Listed Securities), LP		Madison International Holdings VII, LLC

By:	Madison International Holdings VII, LLC, its general partner	By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
By:	/s/ Ronald M. Dickerman		Managing Member
Ronald M. Dickerman
Managing Member

Madison International Realty VII, LLC		MIRGV Master Onshore LP

By:	Madison International Realty Holdings, LLC, its managing member	By:	Madison International Global Alpha GP, LLC, its general partner

By:	/s/ Ronald M. Dickerman	By:	/s/ Ronald M. Dickerman
	Ronald M. Dickerman		Ronald M. Dickerman
	Managing Member		Managing Member

Madison International Global Alpha GP, LLC		Madison International Global Alpha Realty, LLC

By:	/s/ Ronald M. Dickerman	By:	Madison International Realty Holdings, LLC,
	Ronald M. Dickerman		as its sole and managing member
Managing Member
		By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member

Madison International Realty Holdings, LLC		Ronald M. Dickerman

By:	/s/ Ronald M. Dickerman	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member